Exhibit 4.1

IMMUNOME, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

-i-

TABLE OF CONTENTS

(continued)

Schedule A - Investors

-ii-

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT(this “Agreement”) is made as of June 2, 2020, by and among Immunome, Inc., a Delaware corporation (the “Company”) and each holder of the Company’s Series A Preferred Stock, $0.0001 par value per share and any additional series of Preferred Stock of the Company hereafter authorized (together, “Preferred Stock”) listed on Schedule A (together with any subsequent holders of Preferred Stock and transferees who become parties hereto as “Investors” pursuant to Section 6.1 or Section 6.9, the “Investors”).

Background:

A.       The Company and certain Investors are entering into a Series A Preferred Stock Purchase Agreement, dated as of June 2, 2020 (the “2020 Purchase Agreement”), pursuant to which such Investors will agree to purchase and the Company will agree to sell shares of Preferred Stock.

B.       Certain of the Investors and the Company are parties to an Investor Rights Agreement dated November 18, 2015 (as amended, the “Original Agreement”). In order to induce the purchasers to purchase shares of Preferred Stock pursuant to the 2020 Purchase Agreement, the Company and the Investors are entering into this Agreement to amend and restate the Original Agreement.

NOW, THEREFORE, the Company and the Investors agree as follows:

1.                  Definitions. For purposes of this Agreement:

1.1              “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing which is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person.

1.1              “Board of Directors” means the board of directors of the Company.

1.2              “Certificate” means the Company’s Certificate of Incorporation, as amended and/or restated from time to time.

1.3              “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.4              “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.5              “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.6              “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.7              “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.8              “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.9              “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.10           “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

1.11           “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.12           “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, registered domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.13           “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.14           “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.15         “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 10% of the shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.16          “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.17          “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.18          “Preemptive Rights Holder” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 5% of the shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.19          “Preferred Stock” means shares of the Company’s Preferred Stock, par value $0.0001 per share.

1.20          “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.13.

1.21          “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.22          “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Section 2.12(b).

1.23          “SEC” means the Securities and Exchange Commission.

1.24          “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.25          “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.26         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.27          “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.28          “Series A Director” means any director of the Company that the holders of record of the Preferred Stock are entitled to elect, exclusively and as a separate class, pursuant to the Certificate.

2.                  Registration Rights. The Company covenants and agrees as follows:

2.1              Demand Registration.

(a)               If at any time 180 days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least 40% of the Registrable Securities then outstanding, then the Company shall (x) within ten days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within 60 days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b)               If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least 20% of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to Registrable Securities then outstanding of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $1 million, then the Company shall (i) within ten days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within 45 days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c)               Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than 120 days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any 12 month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such 120 day period other than an Excluded Registration.

(d)               The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1 (i) during the period that is 60 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 120 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Section 2.1; or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (x) during the period that is 60 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 120 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (y) if the Company has effected one registration pursuant to Section 2.1(b) within the 12 month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Section 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 2.1(d).

2.2             Piggyback Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within 20 days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3             Underwriting Requirements.

(a)               If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

(b)              In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering or (ii) the number of Registrable Securities included in the offering be reduced below 20% of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)               For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than 50% of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4            Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)               prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120 day period shall be extended for up to 90 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)               prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)               furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)               use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)               in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)                use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)               provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)               promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)                 notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)                 after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5             Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6             Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders selected by the holders of a majority of the Registrable Securities sought to be included in such registration (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1 or Section 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1 or Section 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7             Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8             Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)               To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)               To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Section 2.8(b) and Section 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)               Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)               To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)               Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9             Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)               make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)               use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)               furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10          Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (i) include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to Registrable Securities acquired by any additional Investor who becomes a party to this Agreement in accordance with Section 6.9.

2.11          “Market Standoff” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company or the managing underwriter (such period not to exceed 180 days), or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations or opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (a) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s capital stock held immediately before the effective date of the registration statement for the IPO or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company’s capital stock whether any such transaction described in clause (a) or (b) above is to be settled by delivery of the Company’s capital stock or other securities, in cash or otherwise. The foregoing provisions of this Section 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The foregoing provisions of this Section 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and holders of more than 5% of the outstanding Common Stock (after giving effect to the conversion into Common Stock of all outstanding Preferred Stock) enter into similar agreements. The underwriters in connection with the IPO are intended third party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO that are consistent with this Section 2.11 or that are necessary to give further effect thereto.

2.12          Restrictions on Transfer.

(a)               The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)               Each certificate, instrument or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTOR RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c)               The holder of such Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate, instrument or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13          Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a)               the closing of a Deemed Liquidation Event (as defined in the Certificate);

(b)               such time after consummation of the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c)               the third anniversary of the IPO.

3.                  Information and Observer Rights.

3.1              Delivery of Financial Statements. The Company shall deliver to each Major Investor:

(a)               by March 31, 2016, (i) an unaudited balance sheet for fiscal year 2015, (ii) unaudited statements of income and of cash flows for fiscal year 2015 and (iii) an unaudited statement of stockholders’ equity for fiscal year 2015;

(b)               beginning with fiscal year 2016, as soon as practicable, but in any event within 150 days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of regionally recognized standing selected by the Company;

(c)               as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(d)               such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date 30 days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2              Inspection. The Company shall permit each Major Investor, at such Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3              Termination of Information Rights. The covenants set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act or (iii) upon the closing of a Deemed Liquidation Event (as defined in the Certificate), whichever event occurs first.

3.4              Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such Investor), (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information or (c) is or has been made known or disclosed to such Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.4; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information or (iv) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that such Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, except in the case of clause (a) above, in no event shall any Investor disclose or divulge any such confidential information to any firm or corporation, or any employees, consultant or Affiliate of such firm or corporation, which competes with the Company.

4.            Rights to Future Stock Issuances.

4.1              Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer the right to purchase such New Securities (the “Offered New Securities”) to the Preemptive Rights Holders. The amount of Offered New Securities that each Preemptive Rights Holder has the right to purchase is as set forth in Section 4.1(b). A Preemptive Rights Holder shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among itself and its Affiliates.

(a)               The Company shall give notice (the “Offer Notice”) to each Preemptive Rights Holder, stating (i) its bona fide intention to offer the Offered New Securities, (ii) the number of Offered New Securities to be offered and (iii) the price and terms, if any, upon which it proposes to offer the Offered New Securities.

(b)               By notification to the Company within 10 days after the Offer Notice is given, each Preemptive Rights Holder may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of the Offered New Securities which equals the proportion that the Common Stock issued or held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Preemptive Rights Holder bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and any other Derivative Securities then outstanding). At the expiration of such 20 day period, the Company shall promptly notify each Preemptive Rights Holder that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Preemptive Rights Holder’s failure to do likewise. During the ten day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the Offered New Securities for which Preemptive Rights Holders were entitled to subscribe but that were not subscribed for by the Preemptive Rights Holders which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of 90 days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c)               If all Offered New Securities are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the 180 day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of the Offered New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the unsubscribed portion of the Offered New Securities within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and the unsubscribed portion of the Offered New Securities shall not be offered unless first reoffered to the Preemptive Rights Holders in accordance with this Section 4.1.

(d)               The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate) or (ii) shares of Common Stock issued in the IPO.

4.2              Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act or (iii) upon the closing of a Deemed Liquidation Event (as defined in the Certificate), whichever event occurs first.

5.            Additional Covenants.

5.1              Insurance. The Company shall maintain, from financially sound and reputable insurers directors and officers liability insurance in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. The policy shall not be cancelable by the Company without prior approval by the Board of Directors.

5.2              Employee Agreements. The Company will cause each Person now or hereafter employed by the Company or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential and proprietary information and/or trade secrets to enter into a nondisclosure and proprietary information and inventions assignment agreement, substantially in the form approved by the Board of Directors, which shall include, where appropriate for such Person’s role with the Company, acceptable noncompetition and nonsolicitation provisions. In addition, the Company shall not terminate or, in any material respect amend, modify, waive any rights under or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the prior approval of the Board of Directors.

5.3              Employee Stock. Unless otherwise approved by the Board of Directors, all future employees and consultants of the Company who purchase, receive options to purchase or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (a) vesting of shares over a four year period, with the first 25% of such shares vesting following 12 months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following 36 months, and (b) a market standoff provision substantially similar to that in Section 2.11. In addition, unless otherwise approved by the Board of Directors, the Company shall retain (and not waive) a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4              Qualified Small Business Stock. The Company shall use commercially reasonable efforts to cause the shares of Preferred Stock, as well as any shares into which such shares are converted, within the meaning of Section 1202(f) of the Internal Revenue Code (the “Code”), to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however, that such requirement shall not be applicable if the Board of Directors determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company. The Company shall submit to its stockholders (including the Investors) and to the Internal Revenue Service any reports that are required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder.

5.5              Matters Requiring Board Approval. So long as the holders of Preferred Stock are entitled to elect a Series A Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors:

(a)               make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership or other entity unless it is wholly owned by the Company;

(b)               make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an equity incentive plan or other compensatory arrangement approved by the Board of Directors;

(c)               guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d)               make any investment inconsistent with any investment policy approved by the Board of Directors;

(e)               incur any aggregate indebtedness in excess of $100,000 that is not already included in a budget approved by the Board of Directors, other than trade credit incurred in the ordinary course of business;

(f)                otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, including without limitation any “management bonus” or similar plan providing payments to employees in connection with a Deemed Liquidation Event (as defined in the Certificate), except for transactions contemplated by the Transaction Agreements (as defined in the 2020 Purchase Agreement); transactions resulting in payments to or by the Company in an aggregate amount less than $100,000 per year; or transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by the Board of Directors;

(g)               hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(h)               change the principal business of the Company, enter new lines of business, or exit the current line of business;

(i)                 sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business; or

(j)                 enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $100,000.

5.6              Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.

5.7              Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate or elsewhere, as the case may be.

5.8              Indemnification Matters. The Company hereby acknowledges that one or more of the directors nominated to serve on the Board of Directors by the Investors (each an “Investor Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Investor Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Director to the extent legally permitted and as required by the Certificate or Bylaws of the Company (or any agreement between the Company and such Investor Director), without regard to any rights such Investor Director may have against the Investor Indemnitors, and (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company. The Investor Directors and the Investor Indemnitors are intended third-party beneficiaries of this Section 5.8 and shall have the right, power and authority to enforce the provisions of this Section 5.8 as though they were a party to this Agreement.

5.9              Termination of Covenants. The covenants set forth in this Section 5, except for Section 5.5, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act or (iii) upon a Deemed Liquidation Event (as defined in the Certificate), whichever event occurs first.

5.10          Harassment Policy. The Company shall adopt and thereafter maintain in effect (i) a Code of Conduct governing appropriate workplace behavior and (ii) an Anti-Harassment and Discrimination Policy prohibiting discrimination and harassment at the Company. Such policy shall be reviewed and approved by the Board of Directors.

6.             Miscellaneous.

6.1              Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; (iii) after such transfer, holds at least 65,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or (iv) any other transferee that is not a competitor of the Company, as reasonably determined by the Board of Directors; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided, further, that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

6.3              Counterparts. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail by scanned pdf counterparts of signature pages, or other such electronic means and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4              Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5              Notices.

(a)               All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, it shall be sent to 665 Stockton Drive #300, Exton, PA 19341, Attn: Chief Executive Officer (electronic mail: psarma@immunome.com); and, in the case of notice given to the Company, a copy (which shall not constitute notice) shall also be sent to Duane Morris LLP, 30 S. 17th St, Philadelphia, PA 19103, Attn: Sandra G. Stoneman (facsimile: (215) 689-4420; electronic mail: sgstoneman@duanemorris.com).

(b)               Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at such Investor’s electronic mail address or the facsimile number set forth on Schedule A hereto, or as subsequently modified by written notice given in accordance with this Section 6.5. Each Investor agrees to promptly notify the Company of any change in its electronic mail address, and that failure to do so shall not affect the foregoing.

6.6              Amendments and Waivers. This Agreement may be amended, modified or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (x) the Company and (y) the Holders of at least a majority of the Registrable Securities. Notwithstanding the foregoing:

(a)               the Company may in its sole discretion waive compliance with Section 2.12(c);

(b)               this Agreement may not be amended, modified or terminated and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, modification, termination or waiver applies to all Investors in the same fashion;

(c)               Schedule A hereto may be amended by the Company from time to time to add information regarding Investors without the consent of the other parties hereto; and

(d)               any provision hereof may be waived by the waiving party on such party’s own behalf, without the consent of any other party.

Any amendment, modification, termination or waiver effected in accordance with this Section 6.6 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, modification, termination or waiver. For purposes of this Section 6.6, the requirement of a written instrument may be satisfied in the form of an action by written consent of the stockholders circulated by the Company and executed by the stockholder parties specified, whether or not such action by written consent makes explicit reference to the terms of this Agreement. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.7              Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8              Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9              Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, whether pursuant to the 2020 Purchase Agreement or otherwise, as a condition to the issuance of such shares, the Company shall require that any purchaser of such shares of Preferred Stock become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an Investor for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an Investor hereunder.

6.10          Entire Agreement. This Agreement (including the Schedules hereto), the Certificate and the other Transaction Agreements (as defined in the 2020 Purchase Agreement) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Without limitation of the foregoing, this Agreement amends and restates, and supersedes in its entirety, the Original Agreement.

6.11          Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 6.11 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.12          Arbitration. Any controversy or claim arising out of or relating to this Agreement that remains unresolved for more than 30 days after the matter is first raised by a party to the other party or parties, except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of either party’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator from names of potential arbitrators proposed by the American Arbitration Association (the “AAA”) mutually agreed upon by the applicable parties, and if no agreement can be reached within 30 days after names have been proposed by the AAA, then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in New Castle County, Delaware, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Delaware Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

6.13          Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.14          Schedules. The Stockholders acknowledge and understand that the Schedules to this Agreement have been intentionally omitted. Information on the Schedules will be provided upon the request of any Stockholder, subject to redaction of information regarding any other Stockholder.

(Signature page follows.)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

IMMUNOME, INC.

By:	/s/ Purnanand Sarma
Purnanand Sarma
Chief Executive Officer and President

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Sharad Adekar
Signature

Sharad Adekar
Name

/s/ Sangeeta Raina
Signature (if more than one)*

Sangeeta Raina
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Adhesive Innovations 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Steven J. Albert
Signature

Steven J. Albert
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

The Arkit Trust
Name of Stockholder (please print)

By:	/s/ Bellevue Enterprise Management (PTC) S.A.
Signature

Bellevue Enterprise Management (PTC) S.A.
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Asphalt and Roadway Workers 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Sonia Attkiss
Signature

Sonia Attkiss
Name

/s/ Keith Attkiss
Signature (if more than one)*

Keith Attkiss
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jonathan Auerbach
Signature

Jonathan Auerbach
Name

/s/ Karoline Adler
Signature (if more than one)*

Karoline Adler
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Automotive Assemblers 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Michael Balducci
Signature

Michael Balducci
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Neehar Banerji
Signature

Neehar Banerji
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Louis J. Basenese III
Signature

Louis J. Basenese III
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ David Bruce Benson
Signature

David Bruce Benson
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ John Bindseil
Signature

John Bindseil
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Richard Bindseil
Signature

Richard Bindseil
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

BioAdvance
Name of Stockholder (please print)

By:	/s/ Gregory Harriman
Signature

Gregory Harriman – Vice President
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Scott Chait
Signature

Scott Chait
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

The Chambers Family Living Trust
Name of Stockholder (please print)

By:	/s/ Charles Chambers
Signature

Charles Chambers - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Emily Cohen
Signature

Emily Cohen
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Joseph M. Cohen
Signature

Joseph M. Cohen
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Neil M. Cohen
Signature

Neil M. Cohen
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Cotswold Foundation
Name of Stockholder (please print)

By:	/s/ I. Wistar Morris
Signature

I. Wistar Morris
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Daybreak Associates LLC
Name of Stockholder (please print)

By:	/s/ Maurice Haroche
Signature

Maurice Haroche
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Design Alliance 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

DeSimone Group Investments, LLC
Name of Stockholder (please print)

By:	/s/ Michael DeSimone
Signature

Michael DeSimone - CEO
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

DSDS Partners LLC
Name of Stockholder (please print)

By:	/s/ Daniel Saks
Signature

Daniel Saks, Manager
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Louis C. Dwyer
Signature

Louis C. Dwyer
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Eisenberg Family Partnership, LTD
Name of Stockholder (please print)

By:	/s/ Mitchell Eisenberg
Signature

Mitchell Eisenberg, Manager
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Elliot-Herbst Family LLC
Name of Stockholder (please print)

By:	/s/ Alice Elliot-Herbst
Signature

Alice Elliot-Herbst – Managing Member
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

John A. Elway Revocable Trust
Name of Stockholder (please print)

By:	/s/ John A. Elway
Signature

John A. Elway - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

EMDD
Name of Stockholder (please print)

By:	/s/ D. Duffy
Signature

D. Duffy – Managing Member
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Philip Eytan
Signature

Philip Eytan
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Fiberboard Production 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W.Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Christopher J. Fiore
Signature

Christopher J. Fiore
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Four Kids Investment Fund LLC
Name of Stockholder (please print)

By:	/s/ Jonathan Honig
Signature

Jonathan Honig, Manager
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Four Tree Trust dated June 3, 2019
Name of Stockholder (please print)

By:	/s/ Mark L. Baum /s/ Mark L. Baum
Signature

Mark L. Baum and Emily C. Baum as Co-Trustees
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ David W. Freelove
Signature

David W. Freelove
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Giant Foods 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Renat Gibadullin
Signature

Renat Gibadullin
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Gregory A. and Michele Goodwin Trust
Name of Stockholder (please print)

By:	/s/ Gregory A. Goodwin
Signature

Gregory A. Goodwin - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

GS Venture Partners LLC
Name of Stockholder (please print)

By:	/s/ Gregg Smith
Signature

Gregg Smith – Managing Member
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

G-Ten Partners LLC
Name of Stockholder (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman – Managing Member
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Timothy Hanley
Signature

Timothy Hanley
Name

/d/ Monica Hanley
Signature (if more than one)*

Monica Hanley
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Matthew Hayden
Signature

Matthew Hayden
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Lawrence J. Hollander Revocable Living Trust
Name of Stockholder (please print)

By:	/s/ Lawrence J. Hollander
Signature

Lawrence J. Hollander - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

HUG Funding LLC
Name of Stockholder (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman – Managing Member
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Huneke Family Trust
Name of Stockholder (please print)

By:	/s/ Murray Huneke
Signature

Murray Huneke - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Dev B. Kapadia
Signature

Dev B. Kapadia
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Scott Klansky
Signature

Scott Klansky
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Kenneth Koch
Signature

Kenneth Koch
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Antonia Kolokathis, MD
Signature

Antonia Kolokathis, MD
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

1

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Matthew M. Kremer
Signature

Matthew M. Kremer
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

2

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Kremer/Miller Family Trust
Name of Stockholder (please print)

By:	/s/ David H. Kremer
Signature

David H. Kremer - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

3

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Kenneth Kutcher
Signature

Kenneth Kutcher
Name

/s/ Barbara Kutcher
Signature (if more than one)*

Barbara Kutcher
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

4

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

John L. LaMattina Revocable Trust
Name of Stockholder (please print)

By:	/s/ John L. LaMattina
Signature

John L. LaMattina, Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

5

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ David D. Langfitt
Signature

David D. Langfitt
Name

/s/ Margaret B. Langfitt
Signature (if more than one)*

Margaret B. Langfitt
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

6

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Lankenau Institute for Medical Research
Name of Stockholder (please print)

By:	/s/ George Prendergast
Signature

George Prendergast, MD - President and CEO
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ David Jason Lapadula
Signature

David Jason Lapadula
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

7

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Elizabeth S. Lapadula
Signature

Elizabeth S. Lapadula
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

8

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jonathan Lawrie
Signature

Jonathan Lawrie
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

9

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Michael Lefenfeld
Signature

Michael Lefenfeld
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Roland J. Lewis III
Signature

Roland J. Lewis III
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Steven L. Ludmerer Revocable Living Trust
Name of Stockholder (please print)

By:	/s/ Steven Ludmerer
Signature

Steven Ludmerer - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Mainstar Trust FBO Leonard Barshack Roth IRA #R217497
Name of Stockholder (please print)

By:	/s/ Leonard Barshack
Signature

Leonard Barshack
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Bruce E. Maryanoff
Signature

Bruce E. Maryanoff
Name

/s/ Cynthia A. Maryanoff
Signature (if more than one)*

Cynthia A. Maryanoff
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ John Masouras
Signature

John Masouras
Name

/s/ Joann Masouras
Signature (if more than one)*

Joann Masouras
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Mid-Atlantic Angel Group II
Name of Stockholder (please print)

By:	/s/ Jeffrey Snellenburg
Signature

Jeffrey Snellenburg – Executive Director
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

MJ Doubletrees LLC
Name of Stockholder (please print)

By:	/s/ Sharon Shtern
Signature

Sharon Shtern - Manager
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Monoclonal Antibodies LLC
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove – Managing Member
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ William D. Moreland
Signature

William D. Moreland
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ I. Wistar Morris
Signature

I. Wistar Morris
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Joseph Muoio
Signature

Joseph Muoio
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Stephen J. Negrotti
Signature

Stephen J. Negrotti
Name

/s/ Joyce A. Negrotti
Signature (if more than one)*

Joyce A. Negrotti
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Northwest Wood Products 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Painting and Paper Hangers 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Joseph Papa
Signature

Joseph Papa
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Pensco Trust Co Custodian FBO Grant Devaul IRA
Name of Stockholder (please print)

By:	/s/ Grant Devaul
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Stephen L. Phillips
Signature

Stephen L. Phillips
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Pierce Family Trust dated 9/13/00
Name of Stockholder (please print)

By:	/s/ Mitchell D. Pierce /s/ Julie Pierce
Signature

Mitchell D. Pierce – Trustee Julie Pierce - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Richard Pigossi
Signature

Richard Pigossi
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

PKBT HoldingsLLC
Name of Stockholder (please print)

By:	/s/ Mark Hossein
Signature

Mark Hossein - CFO
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Plumbers Union 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jason Port
Signature

Jason Port
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Simon Posen
Signature

Simon Posen
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Printech LLC
Name of Stockholder (please print)

By:	/s/ Joseph Muoio
Signature

Joseph Muoio - President
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Eric Raphael
Signature

Eric Raphael
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Michael Rapoport
Signature

Michael Rapoport
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Retail Merchants 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Leslie D. Reyes
Signature

Leslie D. Reyes
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Robin Hood Ventures
Name of Stockholder (please print)

By:	/s/ Ellen Weber
Signature

Ellen Weber
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Robin Hood Ventures 5 4 LP
Name of Stockholder (please print)

By:	/s/ Ellen Weber
Signature

Ellen Weber – Corresponding Secretary
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

1

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Rono LLC
Name of Stockholder (please print)

By:	/s/ Rohen Oza
Signature

Rohen Oza, Manager
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

2

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ David Rosenberg
Signature

David Rosenberg
Name

/s/ David Rosenberg
Signature (if more than one)*

Dara Rosenberg
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

3

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

The Rothstein Family Trust
Name of Stockholder (please print)

By:	/s/ Robert Rothstein
Signature

Robert Rothstein - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

4

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Thomas M. Ryan
Signature

Thomas M. Ryan
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

5

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Harvey Schiller
Signature

Harvey Schiller
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

6

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Anthony Sciscione
Signature

Anthony Sciscione
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

7

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Elizabeth D. Sigety
Signature

Elizabeth D. Sigety
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

8

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jeffrey Snellenburg
Signature

Jeffrey Snellenburg
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

9

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Southern NE Cable 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove – Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

10

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Jeffrey Sperbeck 2012 Revocable Trust
Name of Stockholder (please print)

By:	/s/ Jeffrey M. Sperbeck
Signature

Jeffrey M. Sperbeck - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

11

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jeffrey A. Springer
Signature

Jeffrey A. Springer
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

12

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ David Stern
Signature

David Stern
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

13

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

The David S Stern 2014 Family Trust
Name of Stockholder (please print)

By:	/s/ David Stern
Signature

David Stern
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

14

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Sandra Stoneman
Signature

Sandra Stoneman
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

15

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

The Sugar Investment Trust
Name of Stockholder (please print)

By:	/s/ Alex Sugar
Signature

Alex Sugar
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

16

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Sunco Property Investment LLC
Name of Stockholder (please print)

By:	/s/ Joseph Cohen
Signature

Joseph Cohen - Manager
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

17

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

The Tandemit Trust
Name of Stockholder (please print)

By:	/s/ Bellevue Enterprise Management (PTC) S.A.
Signature

Bellevue Enterprise Management (PTC) S.A.
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

18

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ William D. Toler
Signature

William D. Toler
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

19

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Adam Turteltaub
Signature

Adam Turteltaub
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

20

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Judith Tytel
Signature

Judith Tytel
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

US Surface Engineers 401K Plan Trust
Name of Stockholder (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove - Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Antoine Verglas
Signature

Antoine Verglas
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

VOJ LLC
Name of Stockholder (please print)

By:	/s/ Michael Thompson
Signature

Michael Thompson
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jacob Widlitz
Signature

Jacob Widlitz
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Michael D. Widlitz
Signature

Michael D. Widlitz
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

The Woodland Trust
Name of Stockholder (please print)

By:	/s/ Michael A. Barth /s/ Bruno Schwendinger
Signature

Michael A. BARTH & Bruno SCHWENDINGER
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Donald Zoltan
Signature

Donald Zoltan
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Ross Haley
Signature

Ross Haley
Name

/s/ Kristina Haley
Signature (if more than one)*

Kristina Haley
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ Michael J. Lapadula
Signature

Michael J. Lapadula
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

/s/ David Shorr
Signature

David Shorr
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Selma R. Williams 2010 Revocable Trust for Wendy Koch Exempt Trust
Name of Stockholder (please print)

By:	/s/ Joel Papernik
Signature

Joel Papernik, Trustee
(print name and title of signatory)

Address:

*If joint stockholders, both must sign.

(Signature Page to Immunome, Inc. Amended and Restated Investor Rights Agreement)

Schedule A
List of Investors

Investor
Adam Turteltaub
Adhesive Innovations 401K Plan Trust
Aldy Corporation
Allon Bloch
Amitaf Alliances
Anthony Sciscione
Antoine Verglas
Antonia Kolokathis, MD
The Arkit Trust
Asphalt and Roadway Workers 401K Plan Trust
Automotive Assemblers 401K Plan Trust
Ben Goldberg
BioAdvance
Bruce E. and Cynthia A. Maryanoff
The Chambers Family Living Trust
Christopher J. Fiore
Connie S. P. Chen
Cotswold Foundation
Daniel Jason Lapadula
David and Dara Rosenberg
David Bruce Benson
David D. and Margaret B. Langfitt
David A. Shorr
David Stern
The David S. Stern 2014 Family Trust
David W. Freelove
Daybreak Associates LLC
Deborah J. Ziskin

Investor
Design Alliance 401K Plan Trust
DeSimone Group Investments, LLC
Dev B. Kapadia
Donald Zoltan
Dr. Herbert S. Kronstadt Trust
DSDS Partners LLC
Eisenberg Family Partnership, LTD.
Elizabeth D. Sigety
Elizabeth S. Lapadula
Elliot-Herbst Family LLC
EMDD
Emily Cohen
Eric Raphael
Fiberboard Production 401K Plan Trust
Four Kids Investment Fund LLC
Four Tree Trust dated June 3, 2019
Genesis Asset Opportunity Fund LP
Giant Foods 401K Plan Trust
Gregory A and Michele Goodwin Trust
GS Venture Partners LLC
G-Ten Partners LLC
Harvey Schiller
Hermann M. Hessenbruch 1941 FBO Peter H. Havens
Howard Steinberg and Karen Scappaticci
HUG Funding LLC
Huneke Family Trust
HVA Limited Partnership
I. Wistar Morris
Jacob Widlitz
JAMS Holdings LLC

Investor
Jason Port
Jay Rappaport
Jeffrey Snellenburg
Jeffrey Sperbeck 2012 Revocable Trust
Jeffrey A. Springer
John A Elway Revocable Trust
John and Joann Masouras
John Bindseil
John L. LaMattina Revocable Trust
Jonathan Auerbach and Karoline Adler JTWROS
Jonathan Lawrie
Joseph M. Cohen
Joseph Muoio
Joseph Papa
Joshua Bell
Judith Tytel
Kenneth and Barbara Kutcher
Kenneth Koch
Kremer/Miller Family Trust
Lankenau Institute for Medical Research
Lawrence J. Hollander Revocable Living Trust
Leslie D. Reyes
Louis C Dwyer
Louis J. Basenese III
Louis P. Wagman
Louise A. Havens Trust
Mainstar Trust FBO Leonard Barshack Roth IRA #R2177497
Matthew Hayden
Matthew M. Kremer

Investor
Michael Attkiss Family Trust
Michael Balducci
Michael D. Widlitz
Michael J. Lapadula
Michael Lefenfeld
Michael Rapoport
Mid-Atlantic Angel Group II
MJ Doubletrees LLC
MLS Trust FBO Robert H. Havens
MLS Trust FBO Victoria L. Havens
Monoclonal Antibodies LLC
Neehar Banerji
Neil M. Cohen
Northwest Wood Products 401K Plan Trust
Painting and Paper Hangers 401K Plan Trust
Peachtree Investments, LLC
Pensco Trust Co Custodian FBO Grant Devaul IRA
Philip Eytan
Pierce Family Trust Dated 9/13/00
PKBT Holdings LLC
Plumbers Union 401K Plan Trust
Printech LLC
Renat Gibadullin
Retail Merchants 401K Plan Trust
Richard Bindseil
Richard Pigossi
Robin Hood Ventures
Robin Hood Ventures 54, LP
Roland J. Lewis III

Investor
Rono LLC
Ross Haley
The Rothstein Family Trust
Sandra Stoneman
Schein Ventures, LLC
Scott Chait
Scott Klansky
Selma R. Williams 2010 Revocable Trust for Wendy Koch Exempt Trust
Sharad Adekar & Sangeeta Raina
Shawn Langer
Simon Posen
Sonia & Keith Attkiss
Southern NE Cable 401K Plan Trust
Stephen J. Negrotti and Joyce A. Negrotti
Stephen L. Phillips
Steven J. Albert
Steven L. Ludmerer Revocable Living Trust
The Sugar Investment Trust
Sunco Property Investment LLC
The Tandemit Trust
Theresa Natalicchio
Thomas M. Ryan
Timothy and Monica Hanley
US Surface Engineers 401K Plan Trust
VOJ LLC
WarDen LLC
William D. Toler
William D. Moreland
The Woodland Trust